CORNERCAP BALANCED FUND

                      ANNUAL REPORT TO SHAREHOLDERS





                               A Series of
                         CornerCap Group of Funds
                      A "Series" Investment Company






                        FOR THE FISCAL YEAR ENDED
                              MARCH 31, 1998

                        CornerCap Group of Funds
                   Manager's Report for the Shareholders
                       For the year ended March 31, 1998

Dear Shareholder:

We are very pleased with the accomplishments of our Funds during the fiscal year ending March 31, 1998. Most important in the long term, and appreciated over any term, is performance.

    ** THE CORNERCAP GROWTH FUND realized a total return of 47.8% for the year. The total return since CornerCap became the investment advisor 5.5 years ago is 19.8% per year. The net asset value for the Fund was $14.85 as of fiscal year end.

    ** THE CORNERCAP BALANCED FUND was in operation only 10 months last year, and the Fund returned 18.4% over that period. The net asset value for the Fund was $12.21 as of fiscal year end.

Aside from performance, our most significant accomplishment in 1997 was successfully launching our new Balanced Fund. We very much needed a more conservative fund for many of our investors. This Fund is targeted to hold a balance of growth-oriented stocks (60%) and more conservative bonds (40%). While the Fund is tilted more toward growth, it will be less volatile than the Growth Fund, and it will generate a higher portion of its total return from yield.

We now have over 400 shareholders in the Balanced Fund, and we have lowered the expense ratio, which was over 9%/year when we took over the Fund, to 1.3% for the coming year. We believe the attraction to this Fund will grow as the equity market declines, so we are in no hurry for this type of enticement to develop.

Whether the market is too high now or going much higher continues
to be the question most asked.  These times are unique   but they
always are. This has been the number one question every year since we started managing investments almost 20 years ago. Markets are at all-time highs. True, but over time the equity markets should continue to hit new highs, with periodic down turns sprinkled in. For the long-term investor that can accept the near term volatility of stocks, the equity market and our Growth Fund is the appropriate investment vehicle.

The more important measure is that the equity markets are at all-time "relative" highs. The fundamentals of companies (earnings, book value, cash flow, yield, etc.) relative to their market price are at new highs. This can be attributed to three very positive factors: (1) Returns on equity are at all-time highs;
(2) inflation is down and the expectations for future inflation is also down; and (3) the savings rate for investors is up, providing consistent cash infusions into the market. Market prices will be vulnerable if one or more of these key factors cannot be sustained.

The equity market will have a significant drop at some point. It's not a question of if, but rather when. No one can answer that question with any degree of certainty. The market can drop tomorrow or five years down the road. We work with and encourage each of our mutual fund clients to focus more on setting their appropriate level of risk, rather than focusing on maximizing their returns. The appropriate returns will typically follow a given level of risk. Over time you will generally be better served if you enter and exit any bear market using the same investment strategy (i.e. the same long-term objective), rather than trying to time your strategy based on short-term market movements. If our Growth Fund, which is fully invested in equities, represents too much risk for you, then consider moving your account to our Balanced Fund. Whichever fund you choose, it should be done with a five to ten year planning horizon in mind.

As the assets in our fund group have grown, we have continued to reduce the Funds' expense ratios. Consistent with that process and to simplify our administration, for fiscal year 1998 your Board of Trustees have approved changing the Funds to a Unified Fee Structure. In effect, the investment advisor, CornerCap Investment Counsel, will be responsible for all expenses of the Funds. The advisor will charge a flat annualized fee to the Balanced Fund and the Growth Fund of 1.3% and 1.5%, respectively. The Funds will continue to be no-load, and there will be no 12(b)1 plan or other marketing related fees paid out by the Funds.

Our Funds are not packaged to be sold. There are a number of creative ways to compensate stockbrokers, financial planners, and other intermediaries for selling a mutual fund. We use none of these techniques. As such, it is very appropriate that there are no agents out there selling our Funds. Most financial products are packaged to be sold, and for very good reasons. By paying the required selling costs, a fund can accelerate the success of their quality products and/or make up for any deficiencies in weaker products. We do not think it is in the best interest of our shareholders to incur these selling costs. We are focused on having the highest quality mutual fund products, and we are very long-term investors, with both our client's investments and our internal investments.

Our Funds are packaged to be bought. Our focus is on service rather than selling. If we can evolve a group of funds with good performance and reasonable costs and risks, then sufficient investors will discover and buy into our Funds. This pro-servicing/non-selling approach will be slower and less profitable in the near term, but it will create an enormous long-term asset a loyal client base.

Attached is the Annual Report prepared by the Fund's auditors, Tait, Weller & Baker. As part of the financial statements, you will find a list of the portfolio holdings as of March 31, 1998, grouped by asset class and industry classification. Thank you for your investment in our CornerCap Group of Funds, and please let us know if we can be of further service to you.

CornerCap Investment Counsel
May 29, 1998

        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
CornerCap Balanced Fund
Atlanta, Georgia


We have audited the accompanying statement of assets and liabilities of CornerCap Balanced Fund, including the portfolio of investments, as of March 31, 1998, and the related statement of operation for the period June 1, 1997 to March 31, 1998, the statement of changes in net assets and the financial highlights for the periods June 1, 1997 to March 31, 1998 and May 24, 1997
to May 31, 1997.   These financial statements are the
responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Balanced Fund as of March 31, 1998, the results of its operations for the period June 1, 1997 to March 31, 1998, the changes in its net assets and the financial highlights for the periods June 1, 1997 to March 31, 1998 and May 24, 1997 to May 31, 1997 in conformity with generally accepted accounting principles.


 /s/ Tait, Weller and Baker



Philadelphia, Pennsylvania
May 1, 1998
CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

March 31, 1998
-----------------------------------------------------------------------------------------------------------
                                                                                                   Value
     Shares                                                                                      (Note 1-A)
     ------                                                                                      ----------
                COMMON STOCKS - 59.61%
                -------------
                Advertising - 1.85%
     1,550         Readers Digest Assoc., Class A                                              $    42,334
                                                                                               -----------
                Auto & Truck - 2.97%
     1,050         Ford Motor Company                                                               68,053
                                                                                               -----------
                Banks - 2.35%
       400         Chase Manhattan Corporation                                                      53,950
                                                                                               -----------

                Beverage - 1.82%
       900         Anheuser-Busch Companies                                                         41,681
                                                                                               -----------
                Building Materials   2.07%
       700         PPG Industries, Inc.                                                             47,556
                                                                                               -----------
                Chemical-Specialty - 1.48%
     4,250         Ethyl Corporation                                                                34,000
                                                                                               -----------
                Diversified Company - 2.66%
     1,600         ITT Industries, Inc.                                                             60,900
                                                                                               -----------
                Electric Utility - 5.51%
     1,900         Houston Industries, Inc.                                                         54,625
     1,800         N.Y. State Electric & Gas                                                        71,775
                                                                                               -----------

                                                                                                   126,400
                                                                                               -----------
                Electric Equipment - 2.38%
       900         Johnson Controls, Inc.                                                           54,619
                                                                                               -----------
                Financial Services - 3.25%
       600         Beneficial Corporation                                                           74,588
                                                                                               -----------
                Machinery - 1.99%
     1,400         Flowserve Corporation                                                            45,675
                                                                                               -----------
                Maritime - 1.93%
     1,450         Alexander & Baldwin                                                              44,316
                                                                                               -----------
                Medical Supplies   1.99%
     1,000         Bausch & Lomb, Inc.                                                              45,687
                                                                                               -----------
                Metals & Mining - 1.16%
     1,600         Cyprus Amax Minerals                                                             26,600
                                                                                               -----------
                Packaging & Container - 1.86%
     1,300         Ball Corporation                                                                 42,575
                                                                                               -----------
                Paper & Forest Products - 1.81%
     2,300         P.H. Glatfelter Company                                                          41,544
                                                                                               -----------
/TABLE

CORNERCAP BALANCED FUND


March 31, 1998
-----------------------------------------------------------------------------------------------------------
                                                                                                   Value
     Shares                                                                                      (Note 1-A)
     ------                                                                                      ----------

                COMMON STOCKS
                -------------
                Petroleum   Integrated   2.22%
       900         Ashland, Inc.                                                               $    50,962
                                                                                               -----------
                Precision Instrument - 2.54%
     2,000         E,G & G                                                                          58,125
                                                                                               -----------
                Publishing - 1.72%
     1,200         Deluxe Corp.                                                                     39,525
                                                                                               -----------
                Steel - 4.09%
       900         Carpenter Technology                                                             48,600
     1,200         USX-U.S. Steel Group                                                             45,300
                                                                                               -----------
                                                                                                    93,900
                                                                                               -----------
                Telecom Services - 4.57%
       800         Sprint Corporation                                                               54,150
       900         Telefonos de Mexico                                                              50,737
                                                                                               -----------
                                                                                                   104,887

                Textile - 1.80%
       750         Springs Industries                                                               41,203
                                                                                               -----------
                Thrift - 2.06%
     1,705         Washington Federal, Inc.                                                         47,314
                                                                                               -----------
                Tobacco - 3.53%
       900         Philip Morris Companies, Inc.                                                    37,519
     1,350         UST, Inc.                                                                        43,538
                                                                                               -----------
                                                                                                    81,057
                                                                                               -----------
                   Total Common Stocks (Cost $1,104,552)                                         1,367,451
                                                                                               -----------



CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 1998
----------------------------------------------------------------------------
Principal
Amount
---------

            U.S. GOVERNMENT BONDS   30.93%
            --------------------
            U.S. Treasury
$210,000      6.250%, Due 05/31/00                                  $212,691
 210,000      6.625%, Due 04/30/02                                   217,022
 150,000      5.750%, Due 08/15/03                                   150,469
 120,000      7.250%, Due 05/15/04                                   129,488

                                                                     -------
              Total Government Bonds (Cost $695,770)                 709,670
                                                                     -------
           SHORT-TERM INVESTMENTS   6.03%
           Wachovia Bank Short-Term Authorized Demand Notes
 138,343      (Cost $138,343)                                        138,343
                                                                     -------
           Total Investments (Cost $1,938,665) (a)      96.57%     2,215,464
           Other assets in excess of liabilities   net   3.43%        78,726
                                                       -------    ----------
           Net assets                                  100.00%    $2,294,190
                                                       =======    ==========
           *  Non-Income Producing Security

           (a)  Aggregate cost for federal income tax purposes is $1,938,665.
                At March 31, 1998, net unrealized appreciation of securities for federal income tax purposes is as follows:

               Unrealized appreciation                              $298,493
               Unrealized depreciation                               (21,694)
                                                                    --------
               Net unrealized appreciation                          $276,799
                                                                    ========

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1998
----------------------------------------------------------------------------
ASSETS
  Investments at market value,
    (Identified cost $1,938,665) (Note 1-A)                      $2,215,464
  Cash                                                               63,280
  Interest and dividends receivable                                  15,949
  Other assets                                                        1,515
                                                                 ----------
       Total assets                                               2,296,208
                                                                 ----------

LIABILITIES
  Accrued expenses                                                    2,018
                                                                 ----------
       Total liabilities                                              2,018
                                                                 ----------
NET ASSETS
  (Applicable to shares outstanding,
    No par value, unlimited shares authorized)                   $2,294,190
                                                                 ==========

NET ASSET VALUE AND REPURCHASE PRICE PER SHARE
  ($2,294,190 ) 187,905 shares)                                      $12.21
                                                                     ======

NET ASSETS
  At March 31, 1998, net assets consisted of:
    Paid-in capital                                              $1,991,746
    Undistributed net investment income                              12,055
    Accumulated net realized gains on investments                    13,590
    Unrealized appreciation of investments                          276,799
                                                                 ----------
                                                                 $2,294,190
                                                                 ==========



See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

June 1, 1997 To March 31, 1998

----------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends                                                                    $  32,179
    Interest                                                                        40,110
                                                                                 ---------
      Total investment income                                                       72,289
                                                                                 ---------
  Expenses
      Advisory fee (Note 2)                                                         16,709
      Administration fees                                                            3,508
      Transfer agent fees                                                            6,817
      Custody fees                                                                   1,897
      Fund accounting fees                                                           4,442
      Distribution cost                                                              4,175
      Professional fees                                                              6,104
      Trustee fees                                                                   1,250
      Insurance                                                                      1,521
                                                                                 ---------

         Total expenses                                                             46,423
      Less expenses waived                                                         (20,884)
                                                                                 ---------

         Net expenses                                                               25,539
                                                                                 ---------

           Net investment income                                                    46,750
                                                                                 ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions                                     44,033
   Increase in unrealized appreciation of investments                              270,962
                                                                                 ---------

         Net realized and unrealized gain on investments                           314,995
                                                                                 ---------

           Net increase in net assets resulting from operations                  $ 361,745
                                                                                 =========

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Periods ending March 31, 1998 (A) and May 31, 1997 (B)
-----------------------------------------------------------------------------------------------------------
                                                                            Period ended       Period ended
                                                                              March 31,           May 31,
                                                                              1998(A)            1997(B)
                                                                            -------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
      Net investment income                                               $      46,750       $        777
      Net realized gain on investments                                           44,033          1,252,034
      Change in unrealized appreciation of investments                          270,962         (1,266,712)
                                                                          -------------       ------------
         Net increase (decrease) in net assets resulting
           from operations                                                      361,745           (13,901)

   Distributions to shareholders from
      Net investment income ($.19 and $.00, respectively)                       (35,472)                 -
      Realized gains ($23.03 and $.00, respectively)                         (1,439,603)                 -
                                                                          -------------       ------------
         Total distributions                                                 (1,475,075)                 -

   Capital share transactions (a)
      Increase in net assets resulting from
         capital share transactions                                           1,314,079          2,107,342
                                                                          -------------       ------------

           Total increase in net assets                                         200,749          2,093,441

NET ASSETS
   Beginning of period                                                        2,093,441                  -
                                                                          -------------       ------------

   End of period
      (including undistributed net investment income of
       $12,055 and $777, respectively)                                    $   2,294,190       $  2,093,441
                                                                          =============       ============

(a)   Summary of capital share activity follows:

                                                      Period Ended                      Period Ended
                                                     March 31, 1998                     May 31, 1997
                                                  -----------------------          -----------------------
                                                  Shares          Value            Shares         Value
                                                  ------          -----            ------         -----
      Shares issued from reorganization
        (Note 4)                                   -         $      -              64,260     $  2,134,139
      Shares sold                                 80,377          961,167           -                -
      Shares reinvested                          134,773        1,451,621           -                -
      Shares redeemed                            (90,694)      (1,098,709)           (811)         (26,797)
                                                --------     ------------          ------     ------------
      Net increase                               124,456     $  1,314,079          63,449     $  2,107,342
                                                ========     ============          ======     ============

(A) The Fund has changed its year-end from May 31 to March 31. Represents the period from June 1, 1997 through March 31, 1998.
(B) Represents the period from the commencement of operations (May 24, 1997) through May 31, 1997.

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------
                                                                     For the period        For the period
                                                                     June 1, 1997 to       May 24, 1997 to
                                                                    March 31, 1998(A)       May 31, 1998
                                                                    -----------------      ---------------
Per Share Operating Performance
  Net asset value, beginning of period                                   $32.99                $33.20
                                                                        -------               -------
  Income from investment operations -
      Net investment income                                                 .24                   .01
      Net realized and unrealized gain (loss) on investments               2.20                  (.22)
                                                                        -------               -------
         Total from investment operations                                  2.44                  (.21)
                                                                        -------               -------
   Less distributions from -
    Net investment income                                                  (.19)                  -
                                                                        -------               -------
    Realized gains                                                       (23.03)
                                                                        -------

         Total distributions                                             (23.22)                  -
                                                                        -------               -------

   Net asset value, end of period                                        $12.21                $32.99
                                                                        =======               ========

Total Return                                                             19.13%                (0.60)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period ($000)                                      $2,294                $2,093

   Ratios to average net assets (B)
      Expenses                                                             1.53%**              2.00%**
      Net investment income                                                2.80%**              4.50%**

   Portfolio turnover rate                                                13.38%               98.90%

   Average commissions per share                                          $ .1200               $.1118

 *    Commencement of operations
**    Annualized

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(A)  The Fund has changed its year-end from May 31 to March 31.
(B) Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.


See accompanying notes to financial statements

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 1998
----------------------------------------------------------------------------

(1)     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CornerCap Balanced Fund (the "Fund") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the reorganization of the Atlanta Growth Fund (Note 4). The investment objective of the Fund is to obtain capital appreciation
    and current income.   The following is a summary of significant
    accounting policies followed by the Fund in the preparation of the
    financial statements.   The policies are in conformity with generally
     accepted accounting principles.

    A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

    D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    E. ACCOUNTING ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

March 31, 1998
-------------------------------------------------------------------------

2)  TRANSACTIONS WITH AFFILIATES

      INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
      The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

      The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administration costs involved in the day to day operations of the Fund. The Fund bears all other costs and expenses. Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor will reduce its fee by the amount of such excess.
      For the period ended March 31, 1998, the Advisor waived the Advisory fee of $16,709.

      DISTRIBUTION AGREEMENT AND PLAN

      The Fund has adopted a Distribution Plan pursuant to which the Fund reimburses the Advisor for marketing expenses incurred in distributing shares of the Fund, primarily the cost of printing sales material. This expense is limited to 1/4 of 1% of the Fund's
      average net assets.   For the period ended March 31, 1998, no such
      reimbursements were made.


(3)   PURCHASES AND SALES OF SECURITIES

    For the period ended March 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $278,690 and $242,683, respectively.


(4)   REORGANIZATION OF ATLANTA GROWTH FUND

    On May 23, 1997, CornerCap Balanced Fund acquired all the net assets of The Atlanta Growth Fund pursuant to a plan of reorganization
    approved by The Atlanta Growth Fund shareholders.   The acquisition
    was accomplished by a tax-free exchange of 257,038 shares of CornerCap Balanced Fund (valued at $2,134,139) for the 257,038 shares
    of CornerCap Balanced Fund outstanding on May 23, 1997.   The Atlanta
    Growth Fund's net assets on May 23, 1997 included $1,267,258 of unrealized appreciation.


(5)   STOCK SPLIT

    Effective June 30, 1997, the Fund had a reverse stock split of 1
    share for every 4 shares owned.   The financial statements and
    financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split.